UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) May 2, 2007

ME PORTFOLIO MANAGEMENT LIMITED
(Exact Name of Registrant as Specified in its Charter)

Victoria, Australia
(State or Other Jurisdiction of Incorporation)

333-141696	Not Applicable
(Commission File Number)	(I.R.S. Employer Identification No.)

Level 16, 360 Collins Street, Melbourne, VIC 3000, Australia	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

011 613 9605 6000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information contained in the Exhibits to this Form 8-K shall be incorporated by reference into the Registrant’s Registration Statement on Form S-3 (File No. 333-141696), as such Registration Statement may be amended or supplemented from time to time.

Item 8.01 Other Events.

In connection with the Form S-3 registration statement of ME Portfolio Management Limited (File No. 333-141696) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), allowing for delayed offerings pursuant to Rule 415 under the Securities Act, ME Portfolio Management Limited is filing the Exhibits listed in Item 9.01(d) below.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description
4.1.4	Supplemental Deed to the Master Trust Deed.
10.6.2	Amending Deed to the Mortgage Origination and Management Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ME Portfolio Management Limited (Registrant)
Dated: May 11, 2007
	By:	/s/ Nicholas Vamvakas
Name: Nicholas Vamvakas
Title: General Manager - Financial Markets

By:	/s/ Paul Garvey
Name: Paul Garvey
Title: Manager - Capital Markets

INDEX OF EXHIBITS

Exhibit No.	Description
4.1.4	Supplemental Deed to the Master Trust Deed.
10.6.2	Amending Deed to the Mortgage Origination and Management Agreement.